STEIN ROE GROWTH STOCK FUND


                        ANNUAL REPORT o SEPTEMBER 30,2001




                          LOGO: STEIN ROE MUTUAL FUNDS

Contents



From the President                                            1
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Special Economic Commentary                                   3
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Performance Summary                                           5
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Portfolio Manager's Report                                    6
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Investment Portfolio                                          10
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Financial Statements                                          13
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Notes to Financial Statements                                 19
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Financial Highlights                                          26
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Report of Independent Accountants                             28
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Unaudited Information                                         29
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Not FDIC Insured

May Lose Value

No Bank Guarantee



For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Stein Roe & Farnham Incorporated is now part of the Fleet organization.
     In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Erik Gustafson, and follow the same investment principles that attracted you to the fund in the first place - growth-focused investments in some of America's leading companies.
     The terrorist attacks of September 11th have had a profound impact on our country and our economy. However, it is important to remember that we are a resilient people. We believe the US economy, though shaken, is likely to recover. In the face of uncertainty, staying the course with your investments can be a challenge. We believe it is important for long-term investors to diversify their portfolios and maintain exposure across the investment disciplines, including growth stocks. Such diversification can reduce the effects of market volatility.
     I have asked Alfred F. Kugel, executive vice president and chief investment strategist at Stein Roe, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Alfred provides a monthly update on the economy and the markets, which can be found at steinroe.com.

Photo of: Keith T. Banks

                              1 From the President

     In this report, portfolio manager Erik Gustafson shares his insights and outlook for the fund. I would encourage you to read Erik's report, as well as Alfred's views.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President


Meet the new president

     Effective November 1, 2001, Keith T. Banks has taken on the position of President of Liberty Funds, including the Growth Stock Investment Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A Chartered Financial Analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.




Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

Special Economic Commentary




Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham Inc., has 48 years' investment experience.

     The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the president to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee flooded (FOMC) the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.


                          3 Special Economic Commentary

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamentally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.



The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Average annual total return (%)
Period ended September 30, 2001

                                             1-year     5-year    10-year
-------------------------------------------------------------------------
Stein Roe Growth Stock Fund                  -43.48       7.66      10.66
-------------------------------------------------------------------------
S&P 500 Index                                -26.61      10.23      12.69
-------------------------------------------------------------------------
Morningstar(R) Large Growth Category          -43.79       5.82       9.57
-------------------------------------------------------------------------

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

(C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.



INVESTMENT COMPARISONS
Line Chart:
Value of a $10,000 Investment, September 30, 1991 to September 30, 2001

         STEIN ROE GROWTH                                      MORNINGSTAR LARGE
         STOCK FUND                S & P 500 INDEX             GROWTH CATEGORY

9/30/91  10000                     10000                       10000
         10228                     10134                       10220.7
         10073.6                   9725.6                      9859.3
         11403.3                   10837.2                     11113.9
         11079.4                   10635.7                     11096
         11185.8                   10772.9                     11196
         10912.8                   10562.8                     10801.9
         10805.9                   10874.4                     10663.4
         11014.5                   10927.7                     10767.8
         10731.4                   10764.9                     10416.7
         11199.3                   11205.1                     10803
         11236.2                   10975.4                     10560.8
1992     11436.2                   11103.8                     10744.7
         11747.3                   11142.7                     11031.5
         12280.6                   11522.7                     11624.9
         12342                     11664.4                     11833
         12216.1                   11762.4                     11968.3
         11786.1                   11923.5                     11665.1
         12071.4                   12175.1                     12015.2
         11434                     11880.5                     11587.7
         11835.3                   12198.9                     12119.9
         11801                     12234.3                     12187.9
         11685.3                   12185.3                     12122.8
         12018.4                   12648.4                     12666.9
1993     12018.4                   12551                       12886
         12341.7                   12812                       13032
         12162.7                   12690.3                     12729.7
         12691.8                   12843.9                     13126.3
         13045.9                   13280.6                     13557.7
         12650.6                   12919.3                     13329.4
         11958.6                   12356                       12654.8
         11958.6                   12514.2                     12674.9
         12187                     12719.4                     12686.5
         11609.4                   12407.8                     12171.7
         11890.3                   12814.8                     12493.7
         12509.8                   13340.2                     13160.3
1994     12270.9                   13013.4                     12955.3
         12416.9                   13306.2                     13236
         12089.1                   12821.8                     12736.2
         12213.6                   13011.6                     12848.7
         12345.5                   13348.6                     12905.7
         12755.4                   13869.2                     13385.2
         13098.5                   14278.3                     13787.8
         13453.5                   14699.5                     14082.7
         13730.6                   15287.5                     14506.1
         14283.9                   15642.2                     15279.4
         14808.2                   16161.5                     16123.4
         14965.1                   16201.9                     16234
1995     15729.9                   16885.6                     16737.6
         15640.2                   16824.8                     16548
         16392.5                   17563.4                     17082.3
         16566.2                   17902.4                     17030.9
         16917.4                   18511.1                     17389
         17142.5                   18683.2                     17841.9
         17348.2                   18862.6                     17906.4
         17552.9                   19141.8                     18550.9
         18307.6                   19635.6                     19087.9
         18505.4                   19710.2                     18803.2
         17374.7                   18839                       17575.9
         17810.8                   19236.6                     18218.8
1996     19041.5                   20319.6                     19468.4
         19437.6                   20880.4                     19528.4
         20508.6                   22458.9                     20707.1
         20036.9                   22014.3                     20257.8
         21790.1                   23390.2                     21486
         21352.1                   23572.6                     20959.4
         19987.7                   22603.8                     19865.1
         21560.8                   23953.2                     20740.9
         22953.6                   25412                       22312.7
         24009.5                   26550.4                     23185.1
         25863                     28663.8                     25386.6
         24140.5                   27058.7                     24394.7
1997     25347.5                   28541.5                     25776.4
         24795                     27588.2                     24795.6
         25370.2                   28865.5                     25165.6
         26377.4                   29362                       25363.4
         26285.1                   29687.9                     25657.8
         28172.4                   31828.4                     27680.2
         29403.5                   33458                       28957.1
         29800.4                   33796                       29408.2
         29472.6                   33214.7                     28559.5
         31246.9                   34563.2                     30168
         30818.8                   34193.4                     29780.3
         25490.2                   29249                       24886.8
1998     26537.9                   31123.9                     26683.9
         28618.5                   33654.2                     28352.7
         30736.2                   35693.7                     30339.7
         33115.2                   37749.6                     33537.8
         35913.4                   39327.6                     35623.5
         34897.1                   38104.5                     34070.7
         37106.1                   39628.7                     36106.4
         36486.4                   41162.3                     36455.5
         35508.6                   40190.9                     35452.3
         38139.7                   42421.4                     37920.8
         36923.1                   41097.9                     36958.4
         36450.5                   40896.5                     36998.7
1999     36089.6                   39776                       36703.1
         38316.3                   42293.8                     39212.8
         40067.4                   43152.3                     41703.6
         45240.1                   45694                       47066.7
         45321.5                   43400.2                     45344
         49822                     42579.9                     49418.2
         52377.8                   46744.2                     51318.3
         49774.6                   45337.2                     47999.1
         45942                     44407.8                     45071.6
         50035.4                   45504.7                     48587.6
         48344.2                   44794.8                     47523.6
         53024                     47576.6                     51840.6
2000     48734.3                   45064.5                     48640
         44937.9                   44875.3                     46004.7
         38785.9                   41339.1                     39762.7
         40108.5                   41541.6                     39959.6
         41440.1                   43016.4                     40962.6
         36384.4                   39093.3                     35022.6
         33673.8                   36618.7                     31529.8
         36889.6                   39463.9                     34811.7
         35897.3                   39728.4                     34462.2
         34450.6                   38763                       33585.8
         32769.4                   38387                       32310.2
         30223.3                   35983.9                     29731.6
9/30/01  27534                     33064.8                     26552.4

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on September 30, 1991, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Growth Category average ("Morningstar Average"). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Sales charges are not reflected in the Morningstar Average.


                             5 Performance Summary

Fund Commentary

Commentary from Erik P. Gustafson,
Portfolio Manager of
Stein Roe Growth Stock Fund



Investment Objective and Strategy:
Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis on the technology, financial services, health care and global franchise sectors.

Fund Inception:
July 1, 1958

Net Assets:
$551.5 million



Growth stocks continued to struggle

     It has been a difficult period for growth stocks. During the past 12 months, in addition to the burst of the technology bubble, we have seen investors intensify their focus on value stocks, turning away from some of the great growth businesses. While overall market performance has been dismal, this swing by investors away from growth has been particularly painful. Overall, when comparing the performance of growth stocks within the S&P 500 Index to the performance of the index's value stocks, growth stocks declined by approximately an additional 19 percentage points during this 12-month period.1

     We see this decline reflected in the performance of the Stein Roe Growth Stock Fund. For the 12-month period that ended on September 30, 2001, the fund returned negative 43.48%. The S&P 500 Index, with its combination of growth and value stocks, returned a negative 26.61% for the same period.

A defensive strategy

     The slowdown that characterized the US economy during this 12-month period began prior to October 2000. In an effort to shore


1 The actual return for the S&P Barra Growth Index, which measures the performance of growth stocks within the S&P 500 Index, was negative 35.70%. The S&P Barra Value Index, which measures the value stocks within the S&P 500 Index, returned negative 16.89% for the same period.


                          6 Portfolio Manager's Report
up performance in this type of economic environment, we increased our weighting in media holdings and decreased our position in utilities. Unfortunately, poor performance has been the hallmark of many companies in these sectors during this period. In the utilities sector, poor performance from our positions in Enron (2.7% of net assets) and Duke Energy (3.0% of net assets) contributed to overall weak fund performance. Throughout most of this 12-month period, we held stock in Calpine, which also contributed to the fund's weak performance. However, prior to the end of the period, we eliminated our position in this utility. Since all three companies had exposure in California, each was affected by the state's energy crisis.
     With the pool of advertising dollars evaporating, we have seen poor performance from our media stocks including AOL Time Warner (3.3% of net assets), AT&TCorp. - Liberty Media Group (3.8% of net assets) and EchoStar (2.8% of net assets). However, we remain committed to holding positions in this industry. We believe that as the economy recovers, these firms will see a return to positive performance. The fundamentals for these companies have not changed.
     In the fund's semiannual report, we discussed how we positioned the fund with a greater weighting in consumer cyclicals in anticipation of a rebound in the US economy by the fourth quarter of this year. Now that we believe this recovery may not begin until 2002, we have reevaluated the fund's weighting in the consumer cyclicals sector. We sold off the position we established during the semiannual period in the retailer, Target. We have increased our weighting in health care. During this period we established positions in Abbott Laboratories (3.3% of net assets) and Baxter International Inc. (2.4% of net assets).

     We believe both companies have good prospects for long-term growth. Under the reins of a new management team, Baxter has



Sidebar box:
Top 10 Equity Holdings (% of net assets)
Pfizer                                5.5
Philip Morris Companies               5.4
Citigroup                             4.9
General Electric                      4.5
Johnson & Johnson                     4.4
American International Group          4.4
Safeway                               4.0
AT&TCorp. - Liberty Media Group       3.8
Microsoft                             3.7
Tyco International                    3.6
restructured its business. Abbott has good core businesses. Both companies are also attractive as investments because some of the products they manufacture are targeted to the 80 million baby boomers who started turning 50 in the mid-1990s.

Economic recovery is possible in 2002

     Throughout this 12-month reporting period, we believed that the economy was contracting. Although we believed that some sectors might skirt a recession, we saw that the manufacturing sectors have been in recession for over a year. In the aftermath of the events of September 11th, the US economy has been in recession. Clearly, the economic indicators were signaling a recession even before the terrorist attacks.
     Yet as the nation recovers from the attacks of September, we are optimistic on the prospects for the US economy. Clearly, there are challenges near term.
     Throughout the first nine months of 2001, the Federal Reserve Board, the Bush administration and Congress took steps to stimulate our economy. Also in the first nine months of 2001, the Fed has cut its short-term interest rates by
3.5 percentage points1. Income taxes were cut in the Economic Growth and Tax Relief Reconciliation Act of 2001 -- also known as the Bush tax cut. Many taxpayers received a rebate on the income tax they paid in 2000. The fiscal and monetary stimulus being provided should aid in stimulating economic growth in the coming months.

1 On October 2, 2001, the Fed reduced its short-term rates by one half of one percentage point to 2.5%, and reduced them again to 2% on November 6.





Sidebar Box:
Equity Portfolio Highlights as of 9/30/01

                      Portfolio    S&P 500 Index
Number of holdings        33             500

Dollar Weighted
   Median Market
   Capitalization ($m)  80,415         54,314

David P. Brady is the associate portfolio manager of the Stein Roe Growth Stock Fund.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of September 30, 2001 and are subject to change. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Securities in the fund may not match those in the S&P 500 Index.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Holdings are calculated as a percentage of net assets in the SR&F Growth Stock Portfolio. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain the holdings described in this report.



Asset Allocation (unaudited)2
Pie Chart:
Equities                   91.8%
Cash Equivalents & Other    8.2%



2 Asset allocation is unaudited and is calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

Investment Portfolio
--------------------
September 30, 2001

Common Stocks - 91.8%                                 Shares         Value
--------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 15.2%
Media - 9.9%
   Broadcasting & Cable - 9.9%
   AOL Time Warner, Inc. (a)...................    1,250,000  $ 41,375,000
   AT&T Corp. - Liberty Media Group, Class A (a)   3,750,000    47,625,000
   EchoStar Communications Corp., Class A (a)..    1,500,000    34,905,000
                                                              ------------
                                                               123,905,000
                                                              ------------
Retailing - 5.3%
   Department Stores - 2.9%
   Kohl's Corp. (a)............................      750,000    36,000,000
                                                              ------------

   Home Improvement Retail - 2.4%
   The Home Depot, Inc. .......................      800,000    30,696,000
                                                              ------------

ENERGY - 2.2%
Oil & Gas Drilling - 2.2%
   Transocean Sedco Forex, Inc. ...............    1,050,000    27,720,000
                                                              ------------

FINANCIALS - 9.3%
Diversified Financials - 4.9%
   Citigroup, Inc.  ...........................    1,500,000    60,750,000
                                                              ------------

Insurance - 4.4%
   American International Group, Inc. .........      700,000    54,600,000
                                                              ------------

FOOD & DRUG RETAILING - 4.0%
Food Retail - 4.0%
   Safeway, Inc. (a)...........................    1,250,000    49,650,000
                                                              ------------

FOOD, BEVERAGES & TOBACCO - 5.4%
Tobacco - 5.4%
   Philip Morris Companies, Inc. ..............    1,400,000    67,606,000
                                                              ------------

HEALTH CARE - 21.6%
Biotechnology & Pharmaceuticals - 15.7%
   Biotechnology - 2.5%
   Genentech, Inc. (a) ........................      700,000    30,800,000
                                                              ------------

See notes to investment portfolio.

                         10 SR&F Growth Stock Portfolio

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------
HEALTH CARE - (CONTINUED)
   Pharmaceuticals - 13.2%
   Abbott Laboratories ........................      800,000 $  41,480,000
   Johnson & Johnson...........................    1,000,000    55,400,000
   Pfizer, Inc.  ..............................    1,700,000    68,170,000
                                                              ------------
                                                               165,050,000
                                                              ------------
Health Care Equipment & Services - 5.9%
   Baxter International, Inc. .................      550,000    30,277,500
   Medtronic, Inc.  ...........................    1,000,000    43,500,000
                                                              ------------
                                                                73,777,500
                                                              ------------
INDUSTRIALS - 8.1%
Capital Goods - 8.1%
   General Electric Co. .......................    1,500,000    55,800,000
   Tyco International Ltd. ....................    1,000,000    45,500,000
                                                              ------------
                                                               101,300,000
                                                              ------------
MATERIALS - 2.5%
Metals & Mining - 2.5%
   Alcoa, Inc..................................    1,000,000    31,010,000
                                                              ------------

SOFTWARE & SERVICES - 7.2%
Internet Software & Services - 3.5%
   BEA Systems, Inc. (a).......................    1,000,000     9,590,000
   Electronic Data Systems Corp. ..............      600,000    34,548,000
                                                              ------------
                                                                44,138,000
                                                              ------------
Systems Software - 3.7%
   Microsoft Corp. (a) ........................      900,000    46,053,000
                                                              ------------

TECHNOLOGY HARDWARE & EQUIPMENT - 9.7%
Computer Hardware - 1.0%
   Dell Computer Corp. (a) ....................      650,000    12,044,500
                                                              ------------

Computer Storage & Peripherals - 1.2%
   EMC Corp. (a) ..............................    1,300,000    15,275,000
                                                              ------------

Networking Equipment - 2.1%
   Cisco Systems, Inc. (a) ....................    2,000,000    24,360,000
   Finisar Corp. (a) ..........................      500,000     1,980,000
                                                              ------------
                                                                26,340,000
                                                              ------------
Semiconductor Equipment - 1.8%
   Texas Instruments, Inc......................      900,000    22,482,000
                                                              ------------

Telecommunications Equipment - 3.6%
   Corning, Inc. (a)...........................    1,750,000    15,435,000
   Nokia Oyj, ADR .............................    1,900,000    29,735,000
                                                              ------------
                                                                45,170,000
                                                              ------------
See notes to investment portfolio.

                                       11

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
   Level 3 Communications, Inc. (a) ...........    1,000,000 $   3,780,000
                                                              ------------

Wireless Telecommunication Services - 0.6%
   American Tower Corp., Class A (a)...........      500,000     6,945,000
                                                              ------------

UTILITIES - 5.7%
Electric Utilities - 3.0%
   Duke Energy Corp............................    1,000,000    37,850,000
                                                              ------------

Multi-Utilities - 2.7%
   Enron Corp..................................    1,250,000    34,037,500
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $1,182,284,663) ...................              1,146,979,500
                                                            --------------
Short-Term Obligations - 7.4%                             Par
--------------------------------------------------------------------------
COMMERCIAL PAPER - 7.4%
Illinois Power,
   3.65% (b) 10/01/01..........................  $50,000,000    50,000,000
Toys-R-Us,
   3.75% (b) 10/01/01..........................   14,000,000    14,000,000
UBS Financial,
   3.45% (b) 10/01/01..........................   27,900,000    27,900,000
                                                              ------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $91,900,000) ......................                 91,900,000
                                                              ------------

TOTAL INVESTMENTS - 99.2%
   (cost of $1,274,184,663) (c) ...............              1,238,879,500
                                                            --------------

Other Assets & Liabilities, Net - 0.8%.........                  9,817,000
                                                            --------------

Net Assets - 100.0%............................             $1,248,696,500
                                                            ==============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Rate represents yield at time of purchase.

(c)  Cost for federal income tax purposes is $1,278,137,140.

            Acronym                    Name
            -------        ---------------------------
              ADR          American Depositary Receipt



See notes to financial statements.

Statement of Assets and Liabilities
-----------------------------------
September 30, 2001

Assets:
Investments, at value (cost of $1,274,184,663)............. $1,238,879,500
Cash.......................................................          1,421
Receivable for:
   Investments sold........................................     11,752,123
   Dividends...............................................      1,064,500
   Interest................................................          5,028
                                                           ---------------
   Total Assets............................................  1,251,702,572
                                                           ---------------

Liabilities:
Payable for:
   Investments purchased...................................      2,327,975
   Management fee..........................................        606,429
   Bookkeeping fee.........................................            829
   Transfer agent fee......................................            506
   Trustees' fee...........................................         32,065
Other liabilities..........................................         38,268
                                                           ---------------
   Total Liabilities.......................................      3,006,072
                                                           ---------------
Net Assets................................................. $1,248,696,500
                                                           ===============


                         13 SR&F Growth Stock Portfolio

Statement of Operations
-----------------------
For the Year Ended September 30, 2001
Investment Income:
Dividends .................................                  $   9,757,671
Interest ..................................                      5,844,359
                                                             -------------
   Total Investment Income (net of non-reclaimable
      foreign taxes withheld at source
      of $43,229)..........................                     15,602,030

Expenses:
Management fee ............................     $9,603,437
Transfer agent fee.........................          6,000
Bookkeeping fee............................         54,782
Trustees' fee..............................         12,843
Custody fee................................         61,777
Other expenses.............................        121,013
                                                ----------
   Total Expenses..........................      9,859,852
Custody credits earned.....................        (13,679)
                                                ----------
   Net Expenses............................                      9,846,173
                                                             -------------
Net Investment Income......................                      5,755,857
                                                             -------------

Net Realized and Unrealized Gain (Loss)
on Portfolio Positions:
Net realized loss on investments ..........                   (213,029,835)
Net change in unrealized appreciation/depreciation
   on investments .........................                   (780,858,230)
                                                             -------------
   Net Loss................................                   (993,888,065)
                                                             -------------
Decrease in Net Assets from Operations.....                  $(988,132,208)
                                                             =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------
                                                YEAR ENDED      YEAR ENDED
                                             SEPTEMBER 30,   SEPTEMBER 30,
Increase (Decrease) in Net Assets                     2001            2000
---------------------------------          ---------------  --------------
Operations:
Net investment income (loss)...............$     5,755,857  $     (888,274)
Net realized gain (loss) on investments ...   (213,029,835)    195,941,552
Net change in unrealized appreciation/
   depreciation on investments ............   (780,858,230)    257,705,800
                                           ---------------  --------------
Net Increase (Decrease) from Operations....   (988,132,208)    452,759,078
                                           ---------------  --------------
Transactions in Investors'
   Beneficial Interest:
Contributions .............................    366,424,799   1,075,715,847
Withdrawals................................   (378,404,604)   (527,818,978)
                                           ---------------  --------------
   Net Increase (Decrease) from Transactions
     in Investors' Beneficial Interest.....    (11,979,805)    547,896,869
                                           ---------------  --------------
Total Increase (Decrease) in Net Assets.... (1,000,112,013)  1,000,655,947
Net Assets:
Beginning of period........................  2,248,808,513   1,248,152,566
                                           ---------------  --------------
End of period..............................$ 1,248,696,500  $2,248,808,513
                                           ===============  ==============


See notes to financial statements.

Statement of Assets and Liabilities
-----------------------------------
September 30, 2001

Assets:
Investments in Portfolio, at value ........................   $551,441,449
Receivable for fund shares sold............................        566,854
Other assets...............................................         14,307
                                                             -------------
   Total Assets............................................    552,022,610
                                                             -------------

Liabilities:
Payable for:
   Fund shares repurchased.................................        348,861
   Administration fee......................................         68,655
   Transfer agent fee......................................         81,281
   Bookkeeping fee.........................................         18,789
Other liabilities..........................................         31,345
                                                             -------------
   Total Liabilities.......................................        548,931
                                                             -------------
Net Assets.................................................   $551,473,679
                                                             =============
Shares outstanding ........................................     19,462,402
                                                             -------------
Net asset value............................................   $      28.34
                                                             -------------
Composition of Net Assets:
Paid-in capital............................................   $459,713,627
Accumulated net investment loss............................         (2,033)
Accumulated net realized loss..............................     (1,375,500)
Net unrealized appreciation ...............................     93,137,585
                                                             -------------
Net Assets.................................................   $551,473,679
                                                             =============


                         16 Stein Roe Growth Stock Fund

Statement of Operations
-----------------------
For the Year Ended September 30, 2001

Investment Income:
Dividends allocated from Portfolio.........                   $  4,364,096
Interest allocated from Portfolio..........                      2,674,694
                                                            --------------
   Total Investment Income.................                      7,038,790
Expenses:
Expenses allocated from Portfolio..........     $4,452,550
Administration fee.........................      1,101,822
Transfer agent fee.........................      1,679,689
Bookkeeping fee............................         91,146
Trustees' fee..............................         20,743
Other expenses.............................        110,291
                                               -----------
   Total Expenses..........................                      7,456,241
                                                            --------------
Net Investment Loss........................                       (417,451)
                                                            --------------

Net Realized and Unrealized Gain (Loss)
on Portfolio Positions:
Net realized gain allocated from Portfolio.                      6,404,344
Net change in unrealized appreciation/depreciation
   allocated from Portfolio................                   (459,500,892)
                                                            --------------
   Net Loss................................                   (453,096,548)
                                                            --------------
Decrease in Net Assets from Operations.....                  $(453,513,999)
                                                            ==============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------

                                                YEAR ENDED      YEAR ENDED
                                             SEPTEMBER 30,   SEPTEMBER 30,
Increase (Decrease) in Net Assets                     2001            2000
---------------------------------            -------------   -------------
Operations:
Net investment loss........................ $     (417,451) $   (4,579,274)
Net realized gain allocated from Portfolio.      6,404,344     177,042,915
Net change in unrealized appreciation/
   depreciation allocated from Portfolio...   (459,500,892)    113,653,000
                                           --------------- ---------------
Net Increase (Decrease) from Operations....   (453,513,999)    286,116,641
                                           --------------- ---------------
Distributions Declared to Shareholders:
From net realized capital gains............   (143,438,804)    (60,168,738)
                                           --------------- ---------------
Share Transactions:
Subscriptions .............................    110,089,441     411,078,816
Distributions reinvested ..................    130,645,873      54,568,291
Redemptions ...............................   (175,579,891)   (439,662,645)
                                           --------------- ---------------
   Net Increase from Share Transactions....     65,155,423      25,984,462
                                           --------------- ---------------
Total Increase (Decrease) in Net Assets....   (531,797,380)    251,932,365
                                           --------------- ---------------
Net Assets:
Beginning of period........................  1,083,271,059     831,338,694
                                           --------------- ---------------
End of period (including accumulated net
   investment income (loss) of $(2,033)
   and $1, respectively)................... $  551,473,679  $1,083,271,059
                                           =============== ===============
Change in Shares:
Subscriptions..............................      2,679,860       7,148,868
Issued for distributions reinvested........      3,110,875       1,082,704
Redemptions................................     (4,483,720)     (7,688,701)
                                           --------------- ---------------
   Net Increase ...........................      1,307,015         542,871
                                           --------------- ---------------


See notes to financial statements.

                         18 Stein RoeGrowth Stock Fund

September 30, 2001

Note 1. Organization

     Stein Roe Growth Stock Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Stock Portfolio (the "Portfolio"). The Fund may issue an unlimited number of shares.
     The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2001, the Fund owned 44.2% of the Portfolio.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in the preparation of the financial statements.

Security valuation and transactions:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.


                        19 Notes to Financial Statements

     Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal income taxes:

     No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Distributions to shareholders:

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements:

                                 Increase (Decrease)
------------------------------------------------------------------------
                                 Accumulated                 Accumulated
Paid-in Capital          Net Investment Loss           Net Realized Loss
------------------------------------------------------------------------

$5,007,970                          $415,417                $(5,423,387)

     These differences are primarily due to net operating losses and equalization adjustments. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Other:

     Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

     Stein Roe & Farnham Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Portfolio and receives a monthly fee as follows:

         Average net assets          Annual fee rate
         ------------------          ---------------
         First $500 million              0.60%
         Next $500 million               0.55%
         Over $1 billion                 0.50%


     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration fee:

     The Advisor also provides accounting and other services for a monthly fee as follows:


         Average net assets          Annual fee rate
         ------------------          ---------------
         First $500 million              0.150%
         Next $500 million               0.125%
         Over $1 billion                 0.100%


Bookkeeping fee:

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.
     During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of each of the Portfolio's and the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000 respectively, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursements for certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.
     The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Note 3. Portfolio Information

Investment Activity:

     During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $1,199,829,356 and $1,194,983,703, respectively.
     Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

                  Gross unrealized appreciation       $ 236,783,807
                  Gross unrealized depreciation        (276,041,447)
                                                      -------------
                    Net unrealized depreciation       $ (39,257,640)
                                                      -------------

Other:

     The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

     The Liberty-Stein Roe Funds Investment Trust and the SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts had no borrowings under the agreement.


Note 5. Other Related Party Transactions

     During the year ended September 30, 2001, the Portfolio used AlphaTrade, Inc., a wholly owned subsidiary of Liberty Financial Services, Inc., (an affiliate of the Advisor) as a broker. Total commissions paid to AlphaTrade, Inc. during the year ended September 30, 2001 were $19,260.

SR&F Growth Stock Portfolio
Selected data for a share outstanding throughout each period is as follows:

                                                                                                                   PERIOD ENDED
                                                                            YEAR ENDED SEPTEMBER 30,              SEPTEMBER 30,
                                                                    2001          2000         1999         1998        1997 (a)
                                                              ----------    ----------   ----------   ----------     ----------
Ratios to Average Net Assets:
Expenses (b) ...............................................       0.57%         0.55%        0.58%(c)     0.61%          0.63%(d)
Net investment income (loss) (b)............................       0.33%        (0.05%)       0.20%(c)     0.31%          0.52%(d)
Portfolio turnover rate (e).................................         73%           74%          57%          39%            22%

(a)  The Portfolio commenced investment operations on February 3, 1997.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(c) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses as a result of expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.

(d)  Annualized.

(e)  Not annualized.


SR&F Growth Stock Fund
Selected data for a share outstanding throughout each period is as follows:
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                    2001         2000         1999         1998          1997
                                                              ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period........................   $   59.67    $   47.20    $   34.71    $   35.29     $   28.79
                                                              ----------   ----------   ----------   ----------    ----------
Income From Investment Operations:
Net investment income (loss) (a)............................       (0.02)       (0.25)       (0.08)       (0.04)         0.01
Net realized and unrealized gain (loss) on investments......      (23.33)       16.16        12.57         1.61          8.79
                                                              ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations.........................      (23.35)       15.91        12.49         1.57          8.80
                                                              ----------   ----------   ----------   ----------    ----------

Less Distributions Declared to Shareholders:
From net investment income..................................          --           --        --           --            (0.07)
From net realized gains.....................................       (7.98)       (3.44)       --           (2.15)        (2.23)
                                                              ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders.............       (7.98)       (3.44)       --           (2.15)        (2.30)
                                                              ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..............................   $   28.34    $   59.67    $   47.20    $   34.71     $   35.29
                                                              ==========   ==========   ==========   ==========    ==========
Total return (b)............................................     (43.48%)      35.04%       35.98%        4.69%        33.10%

Ratios to Average Net Assets:
Expenses (c)................................................       0.95%        0.95%        0.97%(d)     1.03%         1.07%
Net investment income (loss) (c)............................      (0.05%)      (0.44%)      (0.18%)(d)   (0.10%)        0.04%
Portfolio turnover rate.....................................        N/A          N/A          N/A          N/A             5%(e)(f)
Net assets, end of period (000's)...........................    $551,474   $1,083,271     $831,338     $615,345      $607,699

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(d) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended September 30, 1999 without the reduction.

(e)  Prior to commencement of operations of the Portfolio

(f)  Not annualized.


                    2 page spread 26-27 Financial Highlights


Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust and the Shareholders of Stein Roe Growth Stock Fund

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) and SR&FGrowth Stock Portfolio (the "Portfolio") (a series of SR&FBase Trust) at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and their financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2001

                      28 Report Of Independent Accountants

Unaudited Information

Results of Special Meetings of Shareholders
     On December 17, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meetings, the Fund had shares outstanding representing $1,083,076,146.56 of net asset value (NAV). The votes cast were as follows:

                                                          AUTHORITY
ELECTION OF ELEVEN TRUSTEES:         FOR                  WITHHELD
-----------------------------------------------------------------------
Douglas Hacker                       $305,125,357.32      $7,424,780.31
Janet Langford Kelly                  305,119,361.13       7,433,776.50
Richard W. Lowry                      304,606,315.67       7,946,821.95
Salvatore Macera                      304,368,587.58       8,184,550.05
William E. Mayer                      304,808,153.15       7,744,984.48
Charles R. Nelson                     304,833,532.93       7,719,604.70
John J. Neuhauser                     305,255,846.62       7,297,291.00
Joseph R. Palombo                     304,590,449.57       7,962,688.05
Thomas E. Stitzel                     305,255,846.62       7,297,291.00
Thomas C. Theobald                    305,073,480.14       7,479,657.49
Anne-Lee Verville                     305,112,659.10       7,440,478.52

ELECTION OF ELEVEN TRUSTEES:                               AUTHORITY
TO THE SR&F BASE TRUST:              FOR                   WITHHELD
-----------------------------------------------------------------------
Douglas Hacker                        305,119,361.13       7,424,780.31
Janet Langford Kelly                  305,125,357.32       7,433,776.50
Richard W. Lowry                      304,606,315.67       7,946,821.95
Salvatore Macera                      304,368,587.58       8,184,550.05
William E. Mayer                      304,808,153.15       7,744,984.48
Charles R. Nelson                     304,833,532.93       7,719,604.70
John J. Neuhauser                     305,255,846.62       7,297,291.00
Joseph R. Palombo                     304,590,449.57       7,962,688.05
Thomas E. Stitzel                     305,255,846.62       7,297,291.00
Thomas C. Theobald                    305,073,480.14       7,479,657.49
Anne-Lee Verville                     305,112,659.10       7,440,478.52


                            29 Unaudited Information


     To approve the modification of the fundamental restriction relating to borrowing:

     For:                            $429,823,271.93
     Withheld:                         43,398,290.41
     Abstain:                          30,792,461.67

     On September 26, 2001, a Special Meeting of Shareholders of the Stein Roe Growth Stock Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding representing $670,655,141.89 of net asset value (NAV). The votes cast were as follows:

                                                              % OF NAV
                                                   TOTAL       TO TOTAL
PROPOSAL OF NEW INVESTMENT                      OUTSTANDING       NAV
ADVISORY AGREEMENT:                 NAV             NAV          VOTED
-----------------------------------------------------------------------
For                           $348,534,656.83      51.97%        91.78%
Against                         12,525,990.99       1.87%         3.30%
Abstain                         18,697,720.37       2.79%         4.92%


Federal Income Tax Information (Unaudited)
     For the fiscal year ended September 30, 2001, the Fund designated long-term capital gains of $5,658,425.

                          Logo: Stein Roe Mutual Funds

                                  One Financial Center
                                 Boston, MA 02111-2621
                                          800-338-2550

                                                        S32-02/437H-0901 (11/01)
                                                                         01/2063